Exhibit 99.1

Dear Holders of Warrants of Catcher Holdings, Inc:

Catcher Holdings, Inc. (the “Company”), at the direction of its Board of Directors, is offering you an opportunity (the “Offer”) as a holder of the Company’s Series A Warrants, Series B Warrants, Series C Warrants or Series D Warrants (collectively the “Warrants”) (a) to exercise your Warrants to acquire shares of the Company’s Common Stock at a reduced Warrant Price (as that term is defined in the respective Warrants), as indicated on the table below (the “Reduced Warrant Price”), and, for all holders except holders of the Company’s Series A Warrants, (b) to receive an additional warrant to acquire 50% of the Warrant Shares (as that term is defined in the respective Warrants) originally purchasable under such exercised Warrant at a price of $2.50 per share with an exercise term of three years (the “Series E Warrant”) provided that you (i) exercise such series of Warrants prior to October 30, 2006 and (ii) exercise at least 50% of such series of Warrants held by you. The Offer may only be accepted by holders that qualify as an “accredited investor” (as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended).

Warrant Series	Warrant Price	Reduced Warrant Price	Series E Warrant
Series A	$1.50	$1.00	No Warrant.
Series B	$2.00	$1.00	Warrant for 50% of Warrant Shares purchasable under such Series B Warrant.
Series C	$2.50	$1.25	Warrant for 50% of Warrant Shares purchasable under such Series C Warrant.
Series D	$3.50	$1.75	Warrant for 50% of Warrant Shares purchasable under such Series D Warrant.

The Offer is being made to raise funds in connection with the production of units of the CATCHER Device which has been delayed due to circumstances unforeseen at the time of the Company’s initial forecasts as to the timing and expense of production. The Company’s financial statements for the year ended December 31, 2005 and subsequent SEC filings disclosed that the Company would need approximately $10,000,000 of additional capital during 2006 in addition to the $6,600,000 on hand on March 29, 2006. The Company intended to spend approximately $8,500,000 on product development and selling, general and administrative costs through the remainder of 2006. The remaining capital needed was anticipated to fund production units which the Company expected to commence producing during the second quarter of 2006. In July 2006, the Company amended guidance on the timing of production units from the second quarter to the second half of 2006 due to additional development and testing required to commence commercial production. The delay in commencing commercial production has delayed the need to fund production costs, but it has increased the amount the Company has spent and anticipates spending on product development. As a result, the Company anticipates that $5,000,000 to $6,000,000 more will be needed in addition to the Company’s estimated cash balance at September 30, 2006 of $800,000 to fund product development and selling, general and administrative costs through March 31, 2007.

The Company has scheduled a conference call for 5 p.m. Eastern daylight time on October 19, 2006 to provide a corporate update and to answer any questions about the update or the terms of the Offer. The dial-in number for U.S. callers is (800) 599-9829 and for international callers is (617) 847-8703. The participant passcode for all callers is 36109942. The conference call will be available via webcast and audio replay with information on both options available at the Company’s website at www.catcherinc.com a few days prior to the call.

A copy of the proposed form of Series E Warrant is attached hereto as Exhibit A. In addition, for your convenience, a copy of the warrant exercise form for the Warrants is attached hereto as Exhibit B (the “Warrant Exercise Form”).

If you would like to exercise your Warrants at the Reduced Warrant Price and, for all holders except holders of the Company’s Series A Warrants, receive a Series E Warrant, you must execute and return to the Company no later than 5 p.m. Eastern Time on October 30, 2006 (the “Expiration Date”), each of the following:

1. A fully executed Warrant Exercise Form indicating your election to exercise at least 50% of such series of Warrants held by you as of the date of your election;

2. Your original executed Warrants; and

3. Payment of the full Warrant Price for your Warrants (see wire instructions provided below).

Upon receipt of each of the foregoing documents, the Company will, as soon as reasonably possible, (i) have delivered to you by the Company’s Transfer Agent a stock certificate for the number of shares of Common Stock purchased upon exercise of such Warrant and, as applicable, (ii) deliver to you a Series E Warrant to acquire 50% of the Warrant Shares originally purchasable under such exercised Warrant.

IMPORTANT: Only holders who return each of the foregoing completed and fully executed documents to the Company on or prior to the Expiration Date will be eligible to receive shares of Common Stock at the Reduced Warrant Price and, as applicable, a Series E Warrant. If you do not return each of the foregoing documents to the Company by the Expiration Date, and deliver immediate payment of the exercise proceeds as set forth below, you will not receive shares of Common Stock at the Reduced Warrant Price or, as applicable, a Series E Warrant.

Any decision to participate in the Offer involves a number of risks and uncertainties, which are described in the Company’s filings on Forms 10-QSB and 10-KSB with the SEC under the heading “Risk Factors,” which may be reviewed on the SEC’s website at www.sec.gov. The Company urges each holder of a Warrant to review the Company’s filings with the SEC in connection with such holder’s decision on whether or not to exercise such holder’s Warrants. Copies of any such filings may be obtained, without charge, by request to the Company at 39526 Charlestown Pike, Hamilton, VA, 20158 Attention: Debra Hoopes.

If you desire to receive shares of Common Stock at the Reduced Warrant Price and, as applicable, a Series E Warrant, please execute and return the Warrant Exercise Form for any exercised shares to the Company by fax to (925) 887-6747, and originals to 39526 Charlestown Pike, Hamilton, VA, 20158 Attention: Debra Hoopes no later than the Expiration Date. In addition, the proceeds for shares being purchased by exercise of your Warrants should be sent to the Company on or about the Expiration Date to the following:

Domestic Wire Transfer:

To	Sil Vly Bk SJ
Bank Name	Silicon Valley Bank
Bank Address	3003 Tasman Drive Santa Clara, CA 92054, USA
Routing & Transit #:
For Credit of:	Catcher Holdings, Inc.
Credit Account #
By Order of:	[Name of Sender]

International Wire Transfer:

To	FC – Silicon Valley Bank
Bank Name	Silicon Valley Bank
Bank Address	3003 Tasman Drive Santa Clara, CA 92054, USA
Routing & Transit #:
Swift Code
For Credit of:	Catcher Holdings, Inc.
Credit Account #
By Order of:	[Name of Sender]

Warrant Exercise Forms received after the Expiration Date will not be honored for purposes of eligibility to receive shares of Common Stock at the Reduced Warrant Price or, as applicable, a Series E Warrant.

If you have any questions regarding any of the foregoing, please contact me at (540) 882-3087.

Thank you for your continued support

Sincerely,

/s/ Debra Hoopes
Debra Hoopes
Chief Financial Officer

EXHIBIT A

FORM OF SERIES E WARRANT

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON OCTOBER [__], 2009 (the “EXPIRATION DATE”).

No. E-[        ]

CATCHER HOLDINGS, INC.

WARRANT TO PURCHASE [            ] SHARES OF

COMMON STOCK, PAR VALUE $0.001 PER SHARE

For VALUE RECEIVED, [                ] (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Catcher Holdings, Inc., a Delaware corporation (the “Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $2.50 (the exercise price in effect being herein called the “Warrant Price”), [        ] shares (“Warrant Shares) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of the Warrantholder’s counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designees, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which the Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

Section 4. Warrantholder Representations and Warranties.

(a) The Warrantholder represents that the Warrantholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act and that the Warrantholder is able to bear the economic risk of an investment in the Warrants and the Common Stock.

(b) The Warrantholder understands that the Warrants have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Warrantholder’s investment intention. In this connection, the Warrantholder hereby represents that the Warrantholder is purchasing the Warrants for the Warrantholder’s own account for investment and not with a view toward the resale or distribution to others. The Warrantholder, if an entity, further represents that it was not formed for the purpose of purchasing the Warrants and the Common Stock.

(c) The Warrantholder consents to the placement of a legend on any certificate or other document evidencing the securities that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Warrantholder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the legend set forth on the first page of this Warrant.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock. The Company hereby covenants that there will be reserved, and the Company shall at all applicable times thereafter keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, unless waived in a particular case by the Warrantholder, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is continuing the corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of the Warrant Price. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If the Company shall, at any time or from time to time while this Warrant is outstanding, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then, from and after the consummation of such transaction or event, the Warrantholder shall have the right thereafter to receive, instead of the Warrant Shares, at the sole option of the Warrantholder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Warrantholder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. The foregoing provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of (A) capital stock, options or convertible securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of the Common Stock issued upon the conversion or exercise of options or convertible securities issued prior to the date hereof, (C) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant).

Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price or number of Warrant Shares subject to this Warrant, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier and (v) if given by electronic mail with no notice of delivery failure, then such notice shall be deemed given upon the date of delivery. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Catcher Holdings, Inc.

39526 Charlestown Pike

Hamilton, VA 20158

Attn: Debra Hoopes

Fax: (540) 882-4991

Email: dhoopes@catcherinc.com

With a copy to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Attn: Jeremy D. Glaser

Fax: (858) 523-2822

Email: jglaser@mofo.com

Section 13. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 14. Governing Law; Consent to Jurisdiction; Waiver of Jury by Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in the County of New Castle for the purpose of any suit, action or proceeding contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 15. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 16. Amendment; Waiver. This Warrant is one of a class of Warrants of like tenor issued by the Company and initially covering an aggregate of [            ] shares of Common Stock (collectively the “Series E Warrants”). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of the Series E Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Series E Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Series E Warrants of the same tenor; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

Section 17. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

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9

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the [    ]th day of October, 2006.

CATCHER HOLDINGS, INC.

By:
Name:	Debra Hoopes
Title:	Chief Financial Officer

APPENDIX A

CATCHER HOLDINGS, INC.

WARRANT EXERCISE FORM

To: Catcher Holdings, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                          shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or electronically (provide DWAC Instructions:                                     ), or (other (specify):                                                  ), and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:                             ,

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Warrant Signature:

Name (please print):

Address
Federal Identification or Social Security No.

EXHIBIT B

CATCHER HOLDINGS, INC.

WARRANT EXERCISE FORM

To: Catcher Holdings, Inc.:

In connection with this exercise, the undersigned represents and warrants that: (i) the undersigned is an “accredited investor” as that term is defined in the Securities Act of 1933, as amended; and (ii) the undersigned has read and reviewed the reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended, including (x) those filed pursuant to Section 13(a) or 15(d) thereof and (y) those portions of such reports contained under the heading “Risk Factors,” and has had the opportunity to ask questions of Company representatives regarding the contents of such reports.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Reduced Warrant Price and surrender of the Warrant,                      shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Federal Tax ID or Social Security No.

Address

and delivered by (certified mail to the above address, or electronically (provide DWAC Instructions:                                     ), or (other (specify):                                                          ), and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:                     ,

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Warrant Signature:

Name (please print):
Address
Federal Identification or Social Security No.
Fax Number
Email Address: